Keystone Tax Free Income Fund
Seeks current income, exempt from federal income taxes, while preserving capital by investing in high quality municipal bonds.



Dear Shareholder:

We are writing to report to you on activities in Keystone Tax Free Income Fund for the twelve-month period which ended November 30, 1995.

Performance

Your Fund provided the following returns, including reinvestment of dividends, for the twelve-month period:

   Class A shares returned 18.71%,

   Class B shares returned 17.84%, and

   Class C shares returned 17.84%.

   Your Fund's strong performance during the fiscal year represented a significant recovery from the weak municipal bond market environment of 1994. We were pleased with this performance which resulted in significant price appreciation for shareholders. This return was in line with municipal bond benchmarks during the period. We attribute that performance to our careful credit analysis and the positive performance of the municipal bond market in 1995.

Municipal bond market rebound

This was an unusually strong year for municipal bonds. After an unsettled market in 1994, patience rewarded municipal bond investors in 1995. Interest rates declined and bond prices rose as the slow growth economy kept inflation under control. This 'soft landing' for the economy created a very positive environment for bond investors, resulting in unusually strong one-year total returns. The Lehman Municipal Bond Index--a widely recognized benchmark of municipal bond performance--returned 18.91% for the twelve-month period which ended November 30, 1995.

   The efforts of the Federal Reserve Board in 1994 to engineer a soft landing for the U.S. economy appeared to succeed in 1995. Economic growth slowed throughout the year, inflation remained under control and interest rates declined--generally favorable indicators for municipal bonds. While growth slowed, the fiscal condition of many municipalities generally improved. Limited supply also had a positive influence on the municipal bond market. New issue supply continued to decline from $298 billion in 1993 to approximately half that amount in 1995.

Portfolio strategy

During the twelve-month period, we emphasized bonds that we believed would benefit from a declining interest rate environment. We concentrated on non-callable, discount and zero coupon bonds which typically tend to perform better when rates decline. This strategy resulted in a lengthening of the Fund's average maturity to 20 years as of November 30, 1995. We continued to focus on bonds with maturities in the 20-year area for their attractive income and lower risk characteristics than longer term bonds. We also maintained an average portfolio quality of AA- as of November 30, 1995.
                                                      (continued on next page)

Keystone Tax Free Income Fund

Relatively attractive values

Despite the strong performance of municipal bonds in 1995, they remained attractive versus comparable U.S. Treasury securities. In fact, municipal bond yields averaged about 93% of the yields on comparable long-term U.S. Treasury bonds, a historically high level.(1) This meant that many investors could obtain significantly better yields from municipal bonds than Treasuries on an after-tax basis.

Outlook

We anticipate a continuation of the positive environment for municipal bonds over the next twelve months. Interest rates should trend down as the economy continues to slow and level off. However, we do not expect a recession in 1996. A slow growth environment could result in some price appreciation for shareholders, but we believe most of the returns should come from income. Municipal bond supply should remain tight in 1996. With the possibility of rising demand, we think these factors should continue to provide positive support for municipal bond prices and your Fund.

   We encourage you to maintain a long-term perspective about your Fund. Over time, investment returns have tended to even out, rewarding municipal bond investors who are able to tolerate short-term price fluctuations. This has been particularly true for investors over the past couple of years. In all market environments, we will continue to manage Keystone Tax Free Income Fund to seek valuable tax-free income from a portfolio of quality municipal obligations.(2)

   We appreciate your continued support of Keystone funds. If you have any questions or comments, please feel free to write to us.

Sincerely,

[signature of Albert H. Elfner, III]

Albert H. Elfner, III
Chairman and President
Keystone Investments, Inc.

[signature of George S. Bissell]

George S. Bissell
Chairman of the Board
Keystone Funds

January 1996

(1) Source: Keystone Investments, Inc. The average yield of a selection of 30-year AA-rated municipal bonds compared to the yield on a 30-year U.S. Treasury bond yield on November 30, 1995.
(2) For investors in certain tax situations, a portion of income may be subject to the federal alternative minimum tax (AMT).

A Discussion With
Your Fund Manager

Betsy A. Blacher is the senior portfolio manager of your Fund and leads Keystone's municipal bond investment team. Ms. Blacher is a professional with 16 years of investment experience specializing in municipal bonds. She holds a Bachelor's degree from Wheaton College in economics and sociology. Together, with portfolio managers Daniel Rabasco and George Kimball and analyst David Moore, the team evaluates municipal bonds for Keystone tax free funds.

Q What does the Fund offer investors?

A The Fund is designed for tax-sensitive investors. It seeks consistent, attractive income that is exempt from federal income tax.(3) The Fund offers professional management and diversification by investing in investment grade municipal bonds. We manage the Fund with careful attention to credit quality and financial stability.

Q How did municipal bonds perform over the past year?

A Municipal bonds rebounded strongly as a slowing economy reduced the threat of higher interest rates and inflation. Most bond holders more than recovered from their losses in 1994 and recorded double-digit total returns. This was a reversal from 1994 when yields rose and bond prices declined. As growth moderated at the start of 1995, municipal bonds rallied resulting in unusually positive total returns.

Q How did the Fund perform?

A The Fund generated returns that paralleled the strong performance of the municipal bond market. At the beginning of 1995 we expected economic growth to moderate and interest rates to decline. So, we emphasized bonds that we expected to benefit from declining rates: non-callable, discount and zero coupon bonds. Since callable bonds are likely to be bought back by the issuer in this type of environment, we emphasized noncallable bonds to preserve income as rates declined. At the same time, these bonds became expensive relative to other municipal bonds and this contributed to the Fund's price appreciation.

   Discount bonds are sold at a discount from par, or value at maturity. Historically these bonds have tended to provide more price appreciation in a falling rate environment than bonds priced close to or above par.

   Zero coupon bonds represented a small portion of the portfolio. But, these bonds were important contributors to the Fund's strong price recovery. Because zeroes pay income at maturity, they have historically tended to be the most sensitive to changes in interest rates. As rates declined, they were among the best performing holdings in the portfolio.

   We were pleased with the results of this strategy which helped the Fund participate in the strong recovery of municipal bonds this year.

Q Total returns were impressive, but municipal bond yields declined. Why?

A Yields declined for nearly every municipal bond investor, including Keystone Tax Free Income Fund. Slower economic growth lessens the potential for higher inflation which reduces net bond yields. We held a number of high coupon bonds and attempted to lock-in income by emphasizing selected non-callable bonds. While the Fund's income still declined, we believe the portfolio's holdings of these bonds helped the portfolio to maintain income.

Fund Profile
Objective: Seeks growth and income, exempt from federal income taxes, while preserving capital by investing in high quality municipal bonds.

Commencement of investment operations: April 14, 1987
Average quality: AA-
Average maturity: 20 years
Net assets: $148 million

(3) For investors in certain tax situations, a portion of income may be subject to the federal alternative minimum tax (AMT).

Keystone Tax Free Income Fund

In evaluating bonds for the Fund, Keystone looks for . . .

(bullet) Strong credit ratings; bonds rated in the top 4 categories (AAA, AA,
         A, BBB)
(bullet) Responsible fiscal policies
(bullet) Solid financial positions
(bullet) Attractive values

Keystone's municipal bond team also evaluates local economic conditions, the state legislative climate, the taxing power of the issuer and expected cash flows from the project.

Q Did talk about a 'flat tax' in Washington affect municipal bonds?

A Discussions about a 'flat tax' limited performance that otherwise would have been stronger than the impressive returns of 1995. The 'flat tax' would have been a negative for municipal bonds because it would have taxed municipal bond income. At this writing, the possibility of such a tax appears remote. But, the mere discussion of it caused municipal bonds to rise less in price than comparable U.S. Treasuries. As a result, we believe that municipals are still attractive values.

Q What is your outlook?

A We continue to be cautiously optimistic about the municipal bond market. We expect the economy to continue slowing to a sustainable, non-inflationary level. This should provide the potential for stable to declining interest rates over the next six months. In particular, we expect short-term interest rates to decline further, which could result in some price appreciation.

Q Why do you think growth will remain slow?

A Demographics are important to economic growth. With new home sales and new family formation slowing, we think economic growth should remain moderate compared to the 1980s and early 1990s. In addition, world economic growth is a factor. In Europe, growth has been slow, even with cuts in interest rates. Because U.S. growth is increasingly dependent on world growth, economic growth should not be a threat to bond investors for some time. Combined with a proposal to balance the federal budget, these could be strong positives for municipal bond investors over the long term.

Q What should shareholders expect?

A We think shareholders should not expect a repeat of the unusually positive performance of 1995; investors should look forward to returns to come primarily from income rather than price appreciation in the months ahead.

Q Are municipal bond funds still a good value?

A Even after such a great year, we believe municipal bond yields are still very attractive values compared to taxable bond yields. On November 30 the yield on a 30-year AA-rated municipal bond equaled 93% of the yield on a comparable U.S. Treasury bond. As rates declined, taxable bond yields declined more than tax free yields. This increased the attractiveness of municipal bonds compared to taxable bonds. As a result, the after-tax yield of municipal bonds remains relatively high by historical standards.

---------------------------------------[pie chart]------------------------------
Portfolio Quality Summary
as of November 30, 1995
S&P rating(4)

AAA             37%
A               19%
BBB             18%
AA              14%
Not rated       12%

Average portfolio quality: AA-
(percentage of portfolio assets)

(4) Where Standard & Poor's (S&P) ratings were not available, we have used ratings from Moody's Investor Service, Inc., Fitch Investor's Service,
    Inc. or ratings assigned by another nationally recognized statistical rating organization.
--------------------------------------------------------------------------------

----------------------------------[bar chart]-----------------------------------
Relatively Attractive
Municipal Bond Yields(5)
as of November 30, 1995

Municipal Bonds          5.7
U.S. Treasury Bond       6.13

Municipal bond yields recently equalled 93% of the yield on a comparable U.S. Treasury bond.

(5) Source: Keystone Investments, Inc. Based on a selection of 30-year
    AA-rated municipal bonds versus the yield on the 30-year U.S. Treasury bond on November 30, 1995.
--------------------------------------------------------------------------------


Tax-Equivalent Yields
               Federal Tax Bracket(6)
---------------------------------------
              31%      36%      39.6%
---------------------------------------
Yield         Taxable Equivalent Yield
---------------------------------------
4.5%         6.5%     7.0%       7.5%
---------------------------------------
5.0%         7.2%     7.8%       8.3%
---------------------------------------
5.5%         8.0%     8.6%       9.1%
---------------------------------------

A tax free yield of 5% is equal to a taxable yield of 7.8% if you are in the 36% federal tax bracket.

The yields shown are for illustrative purposes only. They are not intended to represent actual performance of the Fund.

(6) The table is based on federal tax brackets. The 31% bracket includes single filers earning $53,501-115,000 and joint filers earning $89,151-140,000; the 36% bracket includes single filers earning $115,001-250,000 and joint filers earning $140,001-250,000; the 39.6%
    bracket includes single and joint filers earning over $250,000. Yields are hypothetical and do not represent the returns of any particular investment.

                                   [diamond]

          This column is intended to answer questions about your Fund.
        If you have a question you would like answered, please write to:
                    Keystone Investment Distributors, Inc.,
                 Attn: Shareholder Communications, 22nd Floor,
             200 Berkeley Street, Boston, Massachusetts 02116-5034.

Keystone Tax Free Income Fund

Your Fund's Performance


------------------------------[Mountain Chart]----------------------------------

Growth of an investment in
Keystone Tax Free Income Fund Class A

$ In Thousands

            Initial       Reinvested
            Investment    Distributions
11/86         9649           9649
11/87         9249           9541
11/88         9534          10553
11/89         9801          11605
11/90         9534          12249
11/91         9820          13423
11/92         9991          14678
11/93         9763          16053
11/94         8506          14799
11/95         9572          17569

A $10,000 investment in Keystone Tax Free Income Fund Class A made on April 14, 1987 with all distributions reinvested was worth $17,569 on November 30, 1995. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Twelve-Month Performance                               as of November 30, 1995
================================================================================
                                 Class A       Class B      Class C
Total returns*                    18.71%        17.84%        17.84%
Net asset value    11/30/94      $ 8.93        $ 8.88        $ 8.88
                   11/30/95      $10.05        $ 9.97        $ 9.97
Dividends                        $ 0.52        $ 0.46        $ 0.46
Capital gains                      None          None         None

* Before deduction of front-end or contingent deferred sales charge (CDSC).

Historical Record                                      as of November 30, 1995
================================================================================
Cumulative total returns        Class A       Class B       Class C
1-year w/o sales charge         18.71%        17.84%        17.84%
1-year                          13.07%        13.84%        17.84%
5-year                          36.62%           --            --
Life of Class                   75.69%        12.11%        15.02%
Average Annual Returns
1-year w/o sales charge         18.71%        17.84%        17.84%
1-year                          13.07%        13.84%        17.84%
5-year                           6.44%           --            --
Life of Class                    6.75%         4.12%         5.06%

Class A share performance is from the commencement of investment operations on April 14, 1987. Performance is reported at the current maximum front-end sales charge of 4.75%.

   Class B share performance is from the commencement of investment operations on February 1, 1993. Shares purchased after June 1, 1995 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years from the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 4% CDSC.

   Class C share performance is from the commencement of investment operations on February 1, 1993. Performance reflects the return you would have received for holding shares for one year and redeeming after the end of the period.

   The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

   You may exchange your shares for another Keystone fund by phone or in writing for a $10 fee. The exchange fee is waived for individual investors who make an exchange using Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

Growth of an Investment


-------------------------------[Line Chart]-------------------------------------

Comparison of change in value of a $10,000 investment in Keystone Tax Free Income Fund, the
Lehman Municipal Bond Index, and the Consumer Price Index.

In Thousands           April 14, 1987 through November 30, 1995

         Average Annual Total Return

           1 Year    5 Year   Life of Class
Class A    13.07%     6.44%      6.75%
Class B    13.84%       --       4.12%
Class C    17.84%       --       5.06%



         Class A    LMBI*      CPI**
11/86      9649     10000     10000
11/87      9541      9768     10294
11/88     10553     10805     10731
11/89     11605     11994     11231
11/90     12249     12917     11936
11/91     13423     14243     12293
11/92     14678     15672     12667
11/93     16053     17409     13006
11/94     14799     16499     13354
11/95     17569     19618     13711

 *LMBI = Lehman Municipal Bond Index
**CPI  = Consumer Price Index

Past performance is no guarantee of future results. The performance of Class B or Class C shares may be greater or less than the line shown based on differences in loads and fees paid by the shareholder investing in the different classes. Class B and Class C shares were introduced February 1, 1993. The Lehman Municipal Bond Index is from March 31, 1987. The Consumer Price Index is through October 31, 1995.

--------------------------------------------------------------------------------
   This chart graphically compares your Fund's total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the Chart

The chart is composed of three lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone Tax Free Income Fund

Your Fund seeks current income, exempt from federal income taxes, while preserving capital by investing in high quality municipal bonds. The return is quoted after deducting sales charges (if applicable), fund expenses, and transaction costs and assumes reinvestment of all distributions.

2. Lehman Municipal Bond Index (LMBI)

The LMBI is a broad-based, unmanaged market index of securities issued by state and local governments. It represents the price change and coupon income of several thousand securities with various maturities and qualities. Securities are selected and compiled by Lehman Brothers, Inc. according to criteria that may be unrelated to your Fund's investment objective.

3. Consumer Price Index (CPI)

The CPI is a widely recognized measure of the cost of goods and services produced in the U.S. The index contains factors such as the prices of services, housing, food, transportation and electricity which are compiled by the U.S. Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

   The indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

Understanding What the Chart Means

The chart demonstrates your Fund's total return performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

   This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

Keystone Tax Free Income Fund

Limitations of the Chart

The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance Can Be Distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

   Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or of a certain company size. Indexes usually do not have the same investment restrictions as your Fund.

Indexes Do Not Include Costs of Investing

The comparison is further limited in its utility because the indexes do not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of Several Measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future Returns May Be Different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

SCHEDULE OF INVESTMENTS--November 30, 1995

                             Coupon    Maturity     Principal       Market
                              Rate       Date        Amount          Value
-------------------------     ------    ---------    ---------   -------------
MUNICIPAL BONDS (97.1%)
ALABAMA
Alabama Housing Finance
  Agency, Single Family
  Mortgage                   10.750%  06/01/2013   $  395,000     $  424,578
ALASKA
Alaska Housing Finance
  Corp., Collateralized
  Home Mortgage               8.750   12/01/2016    1,105,000      1,155,311
North Slope Borough,
  Alaska, General
  Obligation Refunding,
  Series G (ETM)              8.350   06/30/1998      450,000        492,485
CALIFORNIA
California Educational
  Facilities Authority,
  Stanford University
  Project, Series H           5.000   01/01/2015    1,250,000      1,182,038
California Housing
  Finance Agency, Home
  Mortgage Revenue,
  Single Family, Series B     8.600   08/01/2019      185,000        195,158
Los Angeles, California,
  Public Works Finance
  Authority, Multi
  Capital Facilities
  Project (MBIA)              5.250   12/01/2016    1,000,000        970,260
San Diego County,
  California, Water
  Revenue Certificates        5.681   04/23/2008      750,000        790,065
San Joaquin Hills,
  California,
  Transportation Corridor
  Agency, Toll
  Road Revenue                6.750   01/01/2032    1,000,000      1,038,680
San Joaquin Hills,
  California,
  Transportation Corridor
  Agency, Toll
  Road Revenue
  (effective yield
  7.750%) (a)                 0.000   01/01/2020    2,000,000        431,360
Southern California
  Public Power Authority,
  Palo Verde Project,
  Series C (AMBAC)            5.750   07/01/2017    1,000,000      1,076,280
COLORADO
City and County of
  Denver, Colorado,
  Airport System, Series
  A                           7.000   11/15/1999    1,250,000      1,335,216
City and County of
  Denver, Colorado,
  Airport System, Series
  A                           8.000   11/15/2025    1,000,000      1,116,790
City and County of
  Denver, Colorado,
  Airport System, Series
  A                           8.750   11/15/2023      750,000        878,303
City and County of
  Denver, Colorado,
  Airport System, Series
  A                           7.250   11/15/2025    1,000,000      1,085,680
City and County of
  Denver, Colorado,
  Airport System, Series
  B                           7.250   11/15/2012      750,000        812,025
City and County of
  Denver, Colorado,
  Airport System, Series
  D                           7.750   11/15/2013    1,100,000      1,337,215
Colorado Housing Finance
  Authority, Single
  Family Residential
  Revenue, Series C           8.750   09/01/2017      545,000        569,078
Jefferson County,
  Colorado, Single Family
  Refunding, Series A
  (MBIA)                      8.875   10/01/2013      170,000        184,032
CONNECTICUT
Connecticut Special Tax
  Obligation, Revenue
  Transportation
  Infrastructure Series
  (MBIA)                      5.375   09/01/2008    1,000,000      1,025,780
DELAWARE
Delaware Health
  Facilities Authority,
  Medical Center of
  Delaware (MBIA)             6.250   10/01/2006    1,000,000      1,121,200
DISTRICT OF COLUMBIA
District of Columbia,
  General Obligation
  (AMBAC)                     5.400   06/01/2006    1,000,000      1,020,810
FLORIDA
Dade County, Florida,
  School District (MBIA)      5.000   08/01/2013    1,000,000        951,170
Florida State Turnpike
  Authority, Series A
  (FGIC)                      5.000   07/01/2014    2,000,000      1,899,580
Jacksonville, Florida,
  Electric Authority
  Revenue, St. John's
  River Project               5.250   10/01/2020    1,950,000      1,876,817

See Notes to Schedule of Investments.                 (continued on next page)

Keystone Tax Free Income Fund

SCHEDULE OF INVESTMENTS--November 30, 1995

                             Coupon    Maturity     Principal       Market
                              Rate       Date        Amount          Value
-------------------------     ------    ---------    ---------   -------------
FLORIDA--continued
Orange County, Florida,
  Health Facilities
  Authority, Adventist
  Health System              5.750%   11/15/2025   $1,500,000     $1,509,090
Orange County, Florida,
  Housing Finance
  Authority, Florida,
  GNMA Collateralized
  Mortgage Revenue
  Refunding                  8.400    12/01/2018      300,000        315,861
Orange County, Florida,
  Housing Finance
  Authority, Mortgage
  Revenue Refunding          8.100    11/01/2021      735,000        777,637
Orlando, Florida,
  Utilities Commission,
  Water and Electric
  Revenue                    6.000    10/01/2010      150,000        162,881
Palm Beach County,
  Florida, Health
  Facilities Authority,
  Good Samaritan Health
  Systems                    6.200    10/01/2011    1,500,000      1,554,195
Palm Beach County,
  Florida, Solid Waste
  Authority,
  Adjustable/Fixed
  Rate Revenue               8.750    07/01/2010       55,000         59,930
Palm Beach County,
  Florida, Solid Waste
  Industrial Development,
  Okeelanta Power Project    6.850    02/15/2021    2,000,000      2,043,320
Palm Beach County,
  Florida, Solid Waste
  Industrial Development
  (Osceola Power)            6.950    01/01/2022    2,750,000      2,835,168
Sarasota County, Florida,
  Utility Systems Revenue
  (FGIC)                     6.500    10/01/2022    1,000,000      1,107,190
Tallahassee, Florida,
  Health Facilities,
  Tallahassee Memorial
  Regional Medical
  Project (MBIA)             6.625    12/01/2013    2,640,000      2,978,923
Tampa, Florida,
  Subordinated Guaranteed
  Entitlement Revenue,
  Series 1988B               8.400    10/01/2008    1,065,000      1,186,378
ILLINOIS
Chicago, Illinois, Gas
  Supply Revenue
  (People's Gas, Light
  and Coke Co.), Series A    8.100    05/01/2020      910,000      1,027,581
Illinois Educational
  Facilities Authority,
  Wesleyan University        5.625    09/01/2018    1,500,000      1,491,330
Illinois Health
  Facilities Authority,
  Community Hospital,
  Ottawa Project             6.850    08/15/2024    1,500,000      1,540,725
Illinois Health
  Facilities Authority,
  United Medical Center      8.375    07/01/2012    1,000,000      1,233,260
Quincy, Illinois,
  Blessing Hospital
  Revenue                    6.000    11/15/2018      750,000        733,448
Robbins, Illinois,
  Robbins Resources
  Recovery                   9.250    10/15/2014    1,000,000      1,079,590
LOUISIANA
Louisiana Public
  Facilities Authority,
  Prerefunded Health and
  Education                  7.900    12/01/2015      235,000        263,686
Louisiana Public
  Facilities Authority,
  West Jefferson Medical
  Center (MBIA)              7.900    12/01/2015    1,455,000      1,607,877
MARYLAND
Maryland State Community
  Development
  Administration             8.125    04/01/2017      395,000        412,451
MASSACHUSETTS
Boston, Massachusetts,
  Metropolitan District,
  General Obligation         5.900    12/01/2009    1,595,000      1,701,482
Massachusetts Bay
  Transportation
  Authority                  7.000    03/01/2021    1,750,000      2,085,090
Massachusetts Bay
  Transportation
  Authority, Series A        6.250    03/01/2012    2,000,000      2,190,780
Massachusetts Bay
  Transportation
  Authority, Series A        7.000    03/01/2011    1,000,000      1,168,990
Massachusetts General
  Obligation (FGIC)
  (effective yield
  7.000%) (a)                0.000    06/01/2007      400,000        228,088
Massachusetts Health and
  Educational Facilities
  Authority, Daughters of
  Charity, Series D          6.100    07/01/2014      600,000        624,594

See Notes to Schedule of Investments.

SCHEDULE OF INVESTMENTS--November 30, 1995

                             Coupon    Maturity     Principal       Market
                              Rate       Date        Amount          Value
-------------------------     ------    ---------    ---------   -------------
MASSACHUSETTS--continued
Massachusetts Health and
  Educational Facilities
  Authority, Mount Auburn
  Hospital (MBIA)            6.250%   08/15/2014   $  500,000     $  531,630
Massachusetts Housing
  Finance Agency (MBIA)      5.950    12/01/2014      850,000        860,880
Massachusetts Housing
  Finance Agency, Housing
  Revenue                    9.000    12/01/2018      305,000        320,345
Massachusetts Housing
  Finance Agency,
  Multi-family
  Residential Housing        8.800    08/01/2021      250,000        260,530
Massachusetts Housing
  Finance Agency,
  Residential Housing        8.400    08/01/2021    1,490,000      1,545,592
Massachusetts Housing
  Finance Agency,
  Residential Housing        8.500    08/01/2020       15,000         15,503
Massachusetts Industrial
  Finance Agency, Harvard
  Community Health Plan,
  Inc.                       8.125    10/01/2017      300,000        326,838
Massachusetts Industrial
  Finance Agency, Solid
  Waste Disposal             9.000    08/01/2016    1,200,000      1,205,772
Massachusetts State
  Health and Educational
  Facilities,
  Rehabilitation
  Hospital, Cape Islands,
  Series A                   7.875    08/15/2024      500,000        514,175
Massachusetts State Water
  Pollution, Series A        6.375    02/01/2015    1,000,000      1,072,860
Massachusetts State Water
  Pollution, Series C        6.000    12/01/2011    1,000,000      1,068,980
North Adams,
  Massachusetts, Limited
  Tax, General Obligation
  (AMBAC)                    5.700    03/01/2013      600,000        617,106
Quincy, Massachusetts,
  Quincy Hospital (FSA)      5.250    01/15/2016      375,000        359,629
MICHIGAN
Monroe County, Michigan,
  Economic Development
  Corp., Detroit Edison
  Co. (FGIC)                 6.950    09/01/2022      500,000        607,495
MINNESOTA
Minnesota Housing Finance
  Agency, Single Family
  Mortgage, Series A         8.200    08/01/2019      595,000        620,972
MISSOURI
Kansas City, Missouri,
  Municipal Assistance
  Corp. Revenue (AMBAC)      6.000    04/15/2020      500,000        515,250
Kansas City, Missouri,
  School District
  Building, Capital
  Improvement Project
  (FGIC)                     5.000    02/01/2014    1,500,000      1,427,460
Missouri Housing
  Development Corp.,
  Multi-family, Series A     5.400    02/01/2013       60,000         58,663
Missouri State Health and
  Educational Facilities
  Authority, Barnes
  Jewish Inc.                5.250    05/15/2012      500,000        485,845
St. Louis County,
  Missouri, Convention
  Sports Project, Series
  B                          5.600    08/15/2008      500,000        499,445
NEW HAMPSHIRE
New Hampshire Housing
  Finance Authority,
  Single Family
  Residential Mortgage       8.625    07/01/2013      240,000        250,980
NEW MEXICO
Albuquerque, New Mexico,
  Airport Revenue, Series
  B                          8.750    07/01/2019      500,000        536,065
New Mexico Mortgage
  Finance Authority,
  Single Family Mortgage
  (FGIC)                     8.500    07/01/2007      380,000        397,024
New Mexico Mortgage
  Finance Authority,
  Single Family Mortgage
  (FGIC)                     8.625    07/01/2017    1,950,000      2,037,302
NEW YORK
Metropolitan
  Transportation
  Authority, New York,
  Series K,
  Transportation
  Facilities Revenue
  (MBIA)                     6.000    07/01/2016      135,000        138,804
New York City, New York,
  General Obligation,
  Fiscal 1992, Series A      7.750    08/15/2015    1,500,000      1,700,400
New York City Municipal
  Water Financing
  Authority, Series A        6.000    06/15/2025    2,000,000      2,062,220

See Notes to Schedule of Investments.                 (continued on next page)

Keystone Tax Free Income Fund

SCHEDULE OF INVESTMENTS--November 30, 1995

                             Coupon    Maturity     Principal       Market
                              Rate       Date        Amount          Value
-------------------------     ------    ---------    ---------   -------------
NEW YORK--continued
New York State Dormitory
  Authority, State
  University Educational
  Facilities Revenue,
  Series A                   6.375%   05/15/2014   $1,900,000     $1,992,074
New York State Dormitory
  Authority, State
  University Educational
  Facilities Revenue,
  Series C                   7.375    05/15/2010    1,300,000      1,540,331
New York State Local
  Government Assistance
  Corp., Series A            5.500    04/01/2017    1,100,000      1,098,526
New York State Thruway
  Authority, Service
  Contract Revenue, Local
  Highways and Bridges       5.875    04/01/2014    2,000,000      2,001,120
New York State Urban
  Development Corp.,
  Refunding Correctional
  Facilities, Series A       5.250    01/01/2021    2,000,000      1,845,500
New York State Urban
  Development Corp.,
  Refunding Correctional
  Facilities, Series A       6.500    01/01/2010    1,000,000      1,088,360
New York Urban
  Development Corp.,
  Correctional
  Facilities, Series A       7.500    04/01/2011    1,000,000      1,161,440
Triborough Bridge and
  Tunnel Authority, New
  York                       6.250    01/01/2012    1,690,000      1,780,567
OKLAHOMA
Tulsa, Oklahoma,
  Industrial Authority
  Hospital Revenue, St.
  John Medical Center
  Project, Series A          6.250    02/15/2014    1,250,000      1,297,388
OREGON
Western Generation
  Agency, Oregon, Wauna
  Cogeneration Project,
  Series B (b)               7.400    01/01/2016    1,000,000      1,083,270
PENNSYLVANIA
Allentown, Pennsylvania,
  Area Hospital Authority
  Reveneue, Sacred Heart
  Hospital of Allentown      6.750    11/15/2014      750,000        754,020
Butler County,
  Pennsylvania, Hospital
  Authority, Butler
  Memorial Hospital          8.000    07/01/2016      935,000        971,456
Cambria County,
  Pennsylvania, Hospital
  Development Authority,
  Conemaugh Valley
  Memorial Hospital          6.625    08/15/2012      100,000        109,996
Cambria County,
  Pennsylvania, Hospital
  Development Authority,
  Conemaugh Valley
  Memorial Hospital          8.875    07/01/2018    2,400,000      2,718,288
Chester County,
  Pennsylvania, Health
  And Education
  Facilities Authority,
  Mainline Health System     5.500    05/15/2015    1,000,000        974,130
Pennsylvania Convention
  Center Authority (FGIC)
  (effective yield
  7.000%) (a)                0.000    09/01/2008    3,500,000      1,849,785
Pennsylvania Economic
  Development Financing
  Authority, Resources
  Recovery, Colver
  Project (b)                7.125    12/01/2015    1,000,000      1,062,200
Pennsylvania Economic
  Development Financing
  Authority, Resources
  Recovery, Northampton
  Project (b)                6.500    01/01/2013    2,000,000      1,990,780
Pennsylvania Higher
  Education Facilities
  Authority, Temple
  University (MBIA)          5.750    04/01/2031      500,000        501,140
Philadelphia,
  Pennsylvania, Hospital
  and Higher Education
  Facilities                 6.000    06/01/2014    2,000,000      1,894,440
Philadelphia,
  Pennsylvania, Hospital
  and Higher Education
  Facilities, Albert
  Einstein Medical Center
  Authority                  7.625    04/01/2011      250,000        270,078

See Notes to Schedule of Investments.

SCHEDULE OF INVESTMENTS--November 30, 1995

                             Coupon    Maturity     Principal       Market
                              Rate       Date        Amount          Value
-------------------------     ------    ---------    ---------   -------------
PENNSYLVANIA--continued
Philadelphia,
  Pennsylvania, Hospital
  and Higher Education
  Facilities, Community
  College, Series B
  (MBIA)                      6.500%  05/01/2007   $1,000,000     $1,117,710
Pottsville, Pennsylvania,
  Hospital Authority,
  Daughters of Charity
  Health Systems, Inc.,
  Good Samaritan Hospital     8.250   08/01/2012      285,000        309,866
Ridley Park,
  Pennsylvania, Hospital
  Authority                   6.125   12/01/2020      500,000        457,885
Scranton-Lackawanna,
  Pennsylvania, Health
  and Welfare Authority
  Revenue, Walters
  Institute Project           8.125   07/15/2028    2,200,000      2,391,818
PUERTO RICO
Puerto Rico Commonwealth,
  General Obligation          7.000   07/01/2010    1,000,000      1,178,060
Puerto Rico Commonwealth,
  Telephone Authority         5.400   01/01/2008    1,400,000      1,426,348
Puerto Rico Electric
  Power Authority, Series
  S                           7.000   07/01/2007    1,365,000      1,593,023
Puerto Rico Public
  Buildings Authority,
  Guaranteed Public
  Education and Health
  Facilities, Series M        5.700   07/01/2009      100,000        103,314
SOUTH DAKOTA
South Dakota Student Loan
  Finance, Series A           6.750   08/01/2010    1,510,000      1,564,451
TENNESSEE
Bristol, Tennessee,
  Health and Education
  Authority, Bristol
  Memorial Hospital
  (FGIC)                      6.750   09/01/2010    2,000,000      2,309,200
Knox County, Tennessee,
  Health and Educational
  Facilities, Fort
  Sanders Hospital
  Alliance, Series B
  (MBIA)                      7.250   01/01/2010    1,000,000      1,193,700
Knox County, Tennessee,
  Health and Educational
  Facilities, Fort
  Sanders Hospital
  Alliance, Series C
  (MBIA)                      5.250   01/01/2015    1,500,000      1,464,480
TEXAS
Austin, Texas, Utilities
  System Revenue
  (effective yield
  6.810%) (a)                 0.000   11/15/2011    2,700,000      1,131,570
Brazos River Authority,
  Texas, Revenue
  Refunding, Houston
  Light and Power Project
  (MBIA)                      8.100   05/01/2019    3,000,000      3,278,580
Brazos, Texas, Higher
  Education Authority
  Inc., Series A              6.500   06/01/2004      475,000        506,013
Harris County, Texas,
  Toll Road, Series A         7.000   08/15/2010      625,000        742,963
Harris County, Texas,
  Toll Road, Sr. Lien
  Revenue Toll Road           8.625   08/15/2007    1,000,000      1,103,350
Harris County, Texas,
  Toll Road, Unlimited
  Tax and Subordinate
  Lien Refunding              8.125   08/01/2015    2,250,000      2,514,060
Midland County, Texas,
  Hospital District,
  Midland Memorial
  Hospital                    7.500   06/01/2016      400,000        421,226
Midland County, Texas,
  Hospital District,
  Midland Memorial
  Hospital (effective
  yield 7.700%) (a)           0.000   06/01/2007       90,000         44,913
Port of Corpus Christi,
  Texas, Industrial
  Development Corp.,
  Valero Refining and
  Marketing Co. Project,
  Series A                   10.250   06/01/2017      990,000      1,093,693
Texas Municipal Power
  Agency (AMBAC)
  (effective yield
  7.090%) (a)                 0.000   09/01/2006    2,500,000      1,466,325
Texas Municipal Power
  Agency (AMBAC)
  (effective yield
  7.150%) (a)                 0.000   09/01/2008    1,200,000        617,844
Texas State Water
  Development, Unlimited
  Tax, General Obligation     5.125   08/01/2015      650,000        628,368

See Notes to Schedule of Investments.                 (continued on next page)

Keystone Tax Free Income Fund

SCHEDULE OF INVESTMENTS--November 30, 1995

                             Coupon    Maturity     Principal       Market
                              Rate       Date        Amount          Value
-------------------------     ------    ---------    ---------   -------------
UTAH
Intermountain Power
  Agency, Utah, Power
  Supply (ETM)
  (effective yield
  6.800%) (a)                 0.000%  07/01/2020   $  500,000    $     75,975
Intermountain Power
  Agency, Utah, Power
  Supply Refunding,
  Series A (effective
  yield 6.950%) (a)           0.000   07/01/2007      750,000         424,005
Utah State Housing
  Finance Authority,
  Single Family Mortgage      9.000   01/01/2019       35,000          36,816
VIRGINIA
Hanover County, Virginia,
  Industrial Development
  Authority, Bon Secours
  Health System Project       5.500   08/15/2025    2,000,000       1,979,960
Pittsylvania County,
  Virginia, Industrial
  Development, Series A       7.300   01/01/2004    1,000,000       1,069,740
Pittsylvania County,
  Virginia, Industrial
  Development, Series A
  (b)                         7.500   01/01/2014    3,500,000       3,749,935
WASHINGTON
Port of Seattle,
  Washington, General
  Obligation                  5.750   05/01/2014      500,000         503,000
Washington Public Power
  Supply System, Nuclear
  Project # 1                14.500   07/01/2002      150,000         173,781
Washington Public Power
  Supply System, Nuclear
  Project # 1, Series D      15.000   07/01/2017      250,000         273,110
Washington Public Power
  Supply System, Nuclear
  Project # 2, Series C       7.625   07/01/2010    1,000,000       1,161,170
Washington State General
  Obligation, Series A        6.750   02/01/2015    1,000,000       1,156,000
WYOMING
Wyoming Community
  Development Authority,
  Single Family Mortgage      7.875   06/01/2018    1,405,000       1,477,034
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (Cost--$132,449,310)                                            143,651,396
================================================================================
TEMPORARY TAX-EXEMPT
  INVESTMENTS (1.2%)
Dade County, Florida,
  Water and Sewer Systems
  Revenue
  (Cost $1,825,000) (d)       3.700   10/05/2022    1,825,000       1,825,000
================================================================================
TOTAL INVESTMENTS
  (Cost--$134,274,310) (c)                                        145,476,396
--------------------------------------------------------------------------------
OTHER ASSETS AND
  LIABILITIES--NET (1.7%)                                           2,540,652
--------------------------------------------------------------------------------
NET ASSETS (100.0%)                                              $148,017,048
================================================================================


See Notes to Schedule of Investments.

Notes to Schedule of Investments:

(a) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until its maturity date. All zero coupon bonds are noncallable.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c) The cost of investments for federal tax purposes amounted to $134,271,034. Gross unrealized appreciation and depreciation of investments, based on identified tax cost, at November 30, 1995 are as follows:

          Gross unrealized appreciation                     $11,310,602
          Gross unrealized depreciation                        (105,240)
                                                            ------------
          Net unrealized appreciation                        $11,205,362
                                                            ============

(d) Variable or floating rate instruments with periodic demand features. The Fund is entitled to full payment of principle and accrued interest upon surrendering the security to the issuing agent according to the terms of the demand features.

LEGEND OF PORTFOLIO ABBREVIATIONS:

AMBAC--American Municipal Bond Assurance Corp.
ETM--Escrowed To Maturity
FGIC--Federal Guaranty Insurance Co.
FSA--Financial Security Assurance
MBIA--Municipal Bond Insurance Association

See Notes to Financial Statements.

Keystone Tax Free Income Fund

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout the year)

                                                                                                                   February 13,
                                                                                                                       1987
                                                                                                                  (Commencement
                                                                                                                  of Operations)
                                                          Year Ended November 30,                                       to
                                                                                                                   November 30,
                           1995(d)     1994       1993       1992       1991       1990       1989       1988          1987
================================================================================================================================
Net asset value,
  beginning of year       $  8.93        $ 10.25   $  10.17   $  10.13   $   9.94   $  10.24   $   9.96   $   9.64       $ 10.00
--------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income        0.51           0.51       0.57       0.63       0.61       0.59       0.62       0.63          0.33
Net realized and
  unrealized gain
  (loss) on investments
  and futures contracts      1.13          (1.28)      0.36       0.30       0.31      (0.06)      0.34       0.37         (0.32)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment
  operations                 1.64          (0.77)      0.93       0.93       0.92       0.53       0.96       1.00          0.01
--------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income       (0.51)         (0.52)     (0.57)     (0.62)     (0.61)     (0.60)     (0.63)     (0.68)        (0.37)
In excess of net
  investment income         (0.01)          0.00      (0.04)      0.00      (0.00)     (0.03)      0.00       0.00          0.00
Net realized gain
  on investments             0.00           0.00      (0.24)     (0.27)     (0.12)     (0.20)     (0.05)      0.00          0.00
Tax basis return of
  capital                    0.00          (0.03)      0.00       0.00       0.00       0.00       0.00       0.00          0.00
--------------------------------------------------------------------------------------------------------------------------------
Total distributions         (0.52)         (0.55)     (0.85)     (0.89)     (0.73)     (0.83)     (0.68)     (0.68)        (0.37)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  end of year             $ 10.05        $  8.93   $  10.25   $  10.17   $  10.13   $   9.94   $  10.24   $   9.96       $  9.64
================================================================================================================================
Total return (b)            18.71%        (7.81%)     9.37%      9.35%      9.59%      5.55%      9.97%     10.60%         0.17%
Ratios/supplemental data
Ratios to average
  net assets:
  Total expenses             1.19%(a)      1.13%      1.21%      1.25%      1.58%      1.66%      1.62%      1.57%         1.00%(c)
  Net investment income      5.35%         5.27%      5.40%      6.02%      5.95%      6.03%      6.15%      6.13%         6.85%(c)
Portfolio turnover rate        30%           98%        47%        32%        37%        42%        49%       109%           67%
--------------------------------------------------------------------------------------------------------------------------------
Net assets,
end of year
(thousands)               $94,183       $95,691   $124,102   $120,660   $133,524   $146,335   $162,013   $179,191       $16,090
================================================================================================================================

(a) "Ratio of total expenses to average net assets" for the year ended November 30, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended November 30, 1995, the expense ratio would have been 1.18%.
(b) Excluding applicable sales charges.
(c) Annualized for the period April 14, 1987 (Commencement of Investment Operations) to November 30, 1987.
(d) Calculation based on average shares outstanding.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout the year)
                                                           February 1, 1993
                                        Year Ended         (Date of Initial
                                       November 30,       Public Offering) to
                                  1995 (d)        1994      November 30, 1993
================================================================================
Net asset value, beginning
  of year                         $8.88       $10.25            $10.27
--------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income              0.44         0.45              0.37
Net realized and unrealized
  gain (loss) on
  investments and futures
  contracts                        1.11        (1.29)             0.30
--------------------------------------------------------------------------------
Total from investment
  operations                       1.55        (0.84)             0.67
--------------------------------------------------------------------------------
Less distributions from:
Net investment income             (0.45)       (0.50)            (0.37)
In excess of net investment
  income                          (0.01)        0.00             (0.08)
Net realized gain on
  investments                      0.00         0.00             (0.24)
Tax basis return of capital        0.00        (0.03)             0.00
--------------------------------------------------------------------------------
Total distributions               (0.46)       (0.53)            (0.69)
--------------------------------------------------------------------------------
Net asset value, end of
  year                           $ 9.97       $ 8.88            $10.25
================================================================================
Total return (b)                  17.84%       (8.43%)            6.59%
Ratios/supplemental data
Ratios to average net
  assets:
 Total expenses                    1.96%(a)     1.88%             1.96%(c)
 Net investment income             4.59%        4.60%             4.42%(c)
Portfolio turnover rate              30%          98%               47%
--------------------------------------------------------------------------------
Net assets, end of year
  (thousands)                   $33,449      $28,860           $14,091
================================================================================

(a) "Ratio of total expenses to average net assets" for the year ended November 30, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended November 30, 1995, the expense ratio would have been 1.94%.
(b) Excluding applicable sales charges.
(c) Annualized.
(d) Calculation based on average shares outstanding.

See Notes to Financial Statements.

Keystone Tax Free Income Fund

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout the year)
                                                           February 1, 1993
                                      Year Ended           (Date of Initial
                                      November 30,        Public Offering) to
                                  1995 (d)       1994       November 30, 1993
================================================================================
Net asset value, beginning
  of year                         $8.88       $10.26            $10.27
--------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income              0.44         0.43              0.37
Net realized and unrealized
  gain (loss) on
  investments and futures
  contracts                        1.11        (1.27)             0.31
--------------------------------------------------------------------------------
Total from investment
  operations                       1.55        (0.84)             0.68
--------------------------------------------------------------------------------
Less distributions from:
Net investment income             (0.45)       (0.51)            (0.37)
In excess of net investment
  income                          (0.01)        0.00             (0.08)
Net realized gain on
  investments                      0.00         0.00             (0.24)
Tax basis return of capital        0.00        (0.03)             0.00
--------------------------------------------------------------------------------
Total distributions               (0.46)       (0.54)            (0.69)
--------------------------------------------------------------------------------
Net asset value, end of
  year                           $ 9.97       $ 8.88            $10.26
================================================================================
Total return (b)                  17.84%       (8.52%)            6.70%
Ratios/supplemental data
Ratios to average net
  assets:
 Total expenses                    1.96%(a)     1.89%             1.94%(c)
 Net investment income             4.59%        4.52%             4.41%(c)
Portfolio turnover rate              30%          98%               47%
--------------------------------------------------------------------------------
Net assets, end of year
  (thousands)                   $20,386      $23,230           $27,261
================================================================================

(a) "Ratio of total expenses to average net assets" for the year ended November 30, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended November 30, 1995, the expense ratio would have been 1.94%.
(b) Excluding applicable sales charges.
(c) Annualized.
(d) Calculation based on average shares oustanding.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES--
November 30, 1995

===================================================================
Assets (Note 1):
 Investments at market value
   (identified cost--$134,274,310)                     $145,476,396
 Cash                                                         4,472
 Receivable for:
  Fund shares sold                                           24,803
  Interest                                                2,895,155
  Prepaid expenses                                           16,572
-------------------------------------------------------------------
    Total assets                                        148,417,398
-------------------------------------------------------------------
Liabilities (Notes 2 and 4):
 Payable for:
  Fund shares redeemed                                       22,764
  Distributions to shareholders                             288,160
 Other accrued expenses                                      89,426
-------------------------------------------------------------------
    Total liabilities                                       400,350
-------------------------------------------------------------------
Net assets                                             $148,017,048
===================================================================
Net assets represented by (Note 1):
 Paid-in capital                                       $143,800,682
 Accumulated distributions in excess of net
   investment income                                       (288,160)
 Net accumulated realized gain (loss) on
  investments                                            (6,697,560)
 Net unrealized appreciation (depreciation) on
   investments                                           11,202,086
-------------------------------------------------------------------
    Total net assets                                   $148,017,048
===================================================================
Net Asset Value per share
 Class A Shares
  Net asset value of $94,182,774 / 9,370,675
    shares outstanding                                       $10.05
  Offering price per share ($10.05 / 0.9525)
    (based on a sales charge of 4.75% of the
    offering price on November 30, 1995)                     $10.55
 Class B Shares
  Net asset value of $33,448,526 / 3,356,230
    shares outstanding                                       $ 9.97
 Class C Shares
  Net asset value of $20,385,748 / 2,045,152
    shares outstanding                                       $ 9.97
====================================================================
See Notes to Financial Statements.


STATEMENT OF OPERATIONS--
Year Ended November 30, 1995

====================================================================
Investment income (Note 1):
Interest                                                 $ 9,776,365
Expenses (Notes 2 and 4):
Management fee                             $  919,802
Transfer agent fees                           211,525
Accounting, auditing and legal                 64,552
Custodian fees                                 98,704
Printing                                       46,538
Trustees' fees and expenses                    12,634
Distribution Plan expenses                    766,469
Registration fees                              60,285
Miscellaneous expenses                         15,378
--------------------------------------------------------------------
  Total expenses                            2,195,887
Less: Expenses paid indirectly (Note 4)       (20,278)
--------------------------------------------------------------------
Net expenses                                               2,175,609
--------------------------------------------------------------------
Net investment income                                      7,600,756
--------------------------------------------------------------------
Net realized and unrealized gain (loss)
  on investments and closed futures
  contracts (Notes 1 and 3):
Net realized gain (loss) on:
 Investments                                 (110,715)
 Closed futures contracts                    (650,028)
--------------------------------------------------------------------
Net realized gain (loss) on investments
  and closed futures contracts                              (760,743)
Net change in unrealized appreciation
  (depreciation) on investments                           18,451,939
--------------------------------------------------------------------
Net realized and unrealized gain (loss)
  on investments and closed futures
  contracts                                               17,691,196
--------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                              $25,291,952
====================================================================

Keystone Tax Free Income Fund

STATEMENTS OF CHANGES IN NET ASSETS                                                Year Ended November 30,
                                                                                     1995           1994
============================================================================= ==============================
Operations:
Net investment income                                                           $  7,600,756    $  8,330,638
Net realized loss on investments and closed futures contracts                       (760,743)     (5,869,377)
Net change in unrealized appreciation (depreciation) on investments               18,451,939     (16,025,461)
------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from operations                 25,291,952     (13,564,200)
------------------------------------------------------------------------------------------------------------
Distributions to shareholders from (Note 1):
Net investment income:
 Class A Shares                                                                   (5,042,433)     (5,980,145)
 Class B Shares                                                                   (1,531,824)     (1,297,179)
 Class C Shares                                                                   (1,026,499)     (1,452,252)
In excess of net investment income:
 Class A Shares                                                                      (70,626)              0
 Class B Shares                                                                      (21,455)              0
 Class C Shares                                                                      (14,377)              0
Tax basis return of capital:
 Class A Shares                                                                            0        (338,046)
 Class B Shares                                                                            0        (101,954)
 Class C Shares                                                                            0         (82,063)
------------------------------------------------------------------------------------------------------------
  Total distributions to shareholders                                             (7,707,214)     (9,251,639)
------------------------------------------------------------------------------------------------------------
Capital share transactions (Note 2):
Proceeds from shares sold:
 Class A Shares                                                                    2,127,732       6,833,913
 Class B Shares                                                                    6,139,897      21,886,789
 Class C Shares                                                                    3,205,146       9,086,896
Payment for shares redeemed:
 Class A Shares                                                                  (17,659,525)    (23,370,474)
 Class B Shares                                                                   (5,968,412)     (4,163,609)
 Class C Shares                                                                   (9,212,881)    (10,093,259)
Net asset value of shares issued in reinvestment of dividends and distributions:
 Class A Shares                                                                    2,608,685       3,231,223
 Class B Shares                                                                      790,394         718,132
 Class C Shares                                                                      619,790       1,013,566
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from capital share
  transactions                                                                   (17,349,174)      5,143,177
------------------------------------------------------------------------------------------------------------
  Total increase (decrease) in net assets                                            235,564     (17,672,662)
Net assets:
Beginning of year                                                                147,781,484     165,454,146
------------------------------------------------------------------------------------------------------------
End of year [including accumulated distributions in excess of net investment
  income as follows: November 1995--($288,160) and November 1994--($333,473)]   $148,017,048    $147,781,484
============================================================================================================

See Notes to Financial Statements.

Keystone Tax Free Income Fund

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone Tax Free Income Fund (formerly Keystone America Tax Free Income
Fund) ("Fund") is a Massachusetts business trust for which Keystone Management Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company (formerly Keystone Custodian Funds, Inc.) ("Keystone") is the Investment Adviser. The Fund was organized on October 24, 1986 and had no operations prior to February 13, 1987. It is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment company.

   The Fund currently issues three classes of shares. Class A shares are sold subject to a maximum sales charge of 4.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge which varies depending on when shares were purchased and how long they have been held. Class C shares are sold subject to a contingent deferred sales charge payable upon redemption within one year of purchase, and available only through dealers who have entered into special distribution agreements with Keystone Investment Distributors Company (formerly Keystone Distributors, Inc.) ("KIDC"), the Fund's principal underwriter.

   Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. (formerly Keystone Group, Inc.) ("KII"), a Delaware corporation. KII is privately owned by an investor group consisting of members of current and former members of management of Keystone and its affiliates.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Tax-exempt bonds are stated on the basis of valuations provided by a pricing service, approved by the Board of Trustees, that uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Non-tax-exempt securities for which market quotations are readily available are valued at the price quoted which, in the opinion of the Board of Trustees or their representative, most nearly represents their market value. Short-term investments which are purchased with maturities of sixty days or less are valued at amortized cost (original cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest approximates market. Short term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in more than sixty days when purchased which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. All other securities and other assets are valued at fair value as determined in good faith using methods prescribed by the Board of Trustees.

B. When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities ("collateral") to the Fund whose value will be maintained at an amount not less than the repurchase price, and which generally will be maintained at

Keystone Tax Free Income Fund

NOTES TO FINANCIAL STATEMENTS

101% of the repurchase price. The Fund monitors the value of the collateral on a daily basis, and if the value of the collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization of the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

   Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

C. The Fund may enter into currency or financial futures contracts as a hedge against changes in interest or currency exchange rates. A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security, financial instrument, or, in the case of a stock index, cash at a set price on a future date. Upon entering into a futures contract the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, as the value of the underlying instrument or index fluctuates, and are recorded for book purposes as unrealized gains or losses by the Fund. For federal tax purposes, any futures contracts which remain open at fiscal year end are marked-to-market and the resultant net gain or loss is included in the Fund's taxable income. In addition to market risk, the Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

D. When-issued or delayed delivery transactions arise when securities or currencies are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained until payment is made. When-issued and delayed delivery agreements are subject to risks from changes in value based upon changes in the level of interest rates and other market factors, both before and after delivery.

E. Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are recorded on the identified cost basis. Interest income is recorded on the accrual basis. All premiums and original issue discounts are amortized/accreted for both financial reporting and federal income tax purposes.

F. The Fund has qualified and intends to qualify in the future, as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Internal Revenue Code.

NOTES TO FINANCIAL STATEMENTS

G. The Fund declares dividends from net investment income monthly and distributes to its shareholders such dividends monthly. The Fund declares and distributes all net realized long-term capital gains, if any, at least annually. Distributions are determined in accordance with income tax regulations. Distributions from tax basis net investment income and net capital gains can exceed book basis net investment income and net capital gains. Differences between book basis investment income distributions and tax basis investment income distributions are primarily attributable to differences in the treatment of 12b-1 Distribution Plan charges and tax basis returns of capital.

(2.) Capital Share Transactions

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Fund were as follows:

                             Year Ended November 30,
                               1995           1994
------------------------------------------------------
Class A Shares
Shares sold                    224,063        697,684
Shares redeemed             (1,843,241)    (2,421,649)
Shares issued in
  reinvestment of
  dividends and
  distributions                270,624        333,532
------------------------------------------------------
Net decrease                (1,348,554)    (1,390,433)
======================================================
Class B Shares
Shares sold                    647,077      2,235,194
Shares redeemed               (625,195)      (432,965)
Shares issued in
  reinvestment of
  dividends and
  distributions                 82,512         75,307
------------------------------------------------------
Net increase                   104,394      1,877,536
======================================================
Class C Shares
Shares sold                    338,010        922,206
Shares redeemed               (974,642)    (1,068,581)
Shares issued in
  reinvestment of
  dividends and
  distributions                 64,840        105,124
------------------------------------------------------
Net decrease                  (571,792)       (41,251)
======================================================

   The Fund bears some of the costs of selling its shares under a Distribution Plan adopted with respect to its Class A, Class B, and Class C shares pursuant to Rule 12b-1 under the 1940 Act.

   The Class A Distribution Plan provides for payments at an annual rate of 0.25% of the average daily net asset value of Class A shares to pay expenses for the distribution of Class A shares. Amounts paid by the Fund to KIDC under the Class A Distribution Plan are currently used to pay others (such as dealers), service fees at an annual rate of 0.25% of the average net asset value of Class A shares maintained by such others and remaining outstanding on the books of the Fund for specified periods.

   The Class B Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net asset value of Class B shares to pay expenses for the distribution of Class B shares. Amounts paid by the Fund under the Class B Distribution Plan are currently used to pay others (dealers) a commission at the time of purchase normally equal to 4.00% of the price paid for each Class B share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of a Class B share, the dealer or other party will receive

Keystone Tax Free Income Fund

NOTES TO FINANCIAL STATEMENTS

service fees at an annual rate of 0.25% of the average daily net asset value of each Class B shares maintained by such others and remaining outstanding on the Fund's books for specified periods. A contingent deferred sales charge will be imposed, if applicable, on Class B shares purchased after June 1, 1995 at rates ranging from a maximum of 5% of amounts redeemed during the first twelve months following the date of purchase to 1% of amounts redeemed during the sixth twelve month period following the date of purchase. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years following the month of purchase will automatically convert to Class A shares without a front-end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 will retain their existing conversion rights.

   The Class C Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net asset value of Class C shares to pay expenses for the distribution of Class C shares. Amounts paid by each Fund under the Class C Distribution Plan are currently used to pay others (dealers) a commission at the time of purchase normally equal to 0.75% of the price paid for each share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share. Beginning approximately 15 months after purchase date, the dealer or other party will receive a commission at an annual rate of 0.75% (subject to applicable limitations imposed by a rule of the National Association of Securities Dealers, Inc. ("NASD Rule")) plus service fees at an annual rate of 0.25%, respectively, of the average net asset value of each Class C share sold by such others and remaining outstanding on the books of the Fund for specified periods.

   Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by a vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any of the Distribution Plans, at the discretion of the Board of Trustees, payments to KIDC may continue as compensation for its services which had been earned while the Distribution Plan was in effect.

   For the year ended November 30, 1995, the Fund paid KIDC $229,818, $320,355 and $216,296, pursuant to the Fund's Class A, Class B and Class C Distribution Plans, respectively.

   Under the NASD Rule, the maximum uncollected amounts for which KIDC may seek payment from the Fund under its Class B Distribution Plans at November 30, 1995 are $1,945,004 for shares purchased prior to June 1, 1995 and $162,557 for shares purchased on or after June 1, 1995. The maximum uncollected amounts for which KIDC may seek payment from the Fund under its Class C Distribution Plans is $2,197,650 as of November 30, 1995.

   Presently, the Fund's class-specific expenses are limited to Distribution Plan expenses incurred by a class of shares.

(3.) Securities Transactions

As of November 30, 1995, the Fund had capital loss carryovers for federal income tax purposes of approximately $6,698,000 which expire as follows:
2002-$5,831,000, 2003-$867,000.

   Cost of purchases and proceeds from sales of investment securities, excluding short-term securities, during the year ended November 30, 1995 were $44,461,072 and $63,089,275, respectively.

NOTES TO FINANCIAL STATEMENTS

(4.) Investment Management Agreement and Other Transactions

Under the terms of the Investment Management Agreement between KMI and the Fund, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee computed and paid daily at a rate of 2.0% of the Fund's gross investment income plus an amount determined by applying annual percentage rates, which start at 0.50% and decline to 0.25% as net assets increase, to the net asset value of the Fund.

   KMI has entered into an Investment Advisory Agreement with Keystone, under which Keystone provides investment advisory and management services to the Fund and receives for its services an annual fee representing 85% of the management fee received by KMI. During the year ended November 30, 1995, the Fund paid or accrued to Keystone investment management and administrative service fees of $919,802 which represented 0.61% of the average net assets of the Fund. Of such amount paid to KMI, $781,832 was paid to Keystone for its services to the Fund.

   Keystone Investor Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, serves as the Fund's transfer agent. During the year ended November 30, 1995, the Fund paid or accrued to KIRC $211,525 for transfer agent fees.

   During the year ended November 30, 1995, the Fund paid or accrued to KII $19,338 for certain accounting services.

   The Fund is subject to certain state annual expense limits, the most restrictive of which is as follows: 2.5% of the first $30 million of Fund assets, 2.0% of the next $70 million of Fund assets, and 1.5% of Fund assets over $100 million.

   The Fund has entered into an expense offset arrangement with its custodian. For the year ended November 30, 1995, the Fund paid custody fees in the amount of $78,426 and received a credit of $20,278 pursuant to the expense offset arrangement, resulting in a total expense of $98,704. The assets deposited with the custodian under this expense offset arrangement could have been invested in an income-producing asset.

   Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund.

(5.) Distributions to Shareholders

Distributions of $0.043, $0.037 and $0.037 per share were declared payable January 5, 1996 to shareholders of record on December 22, 1995 for Class A, Class B and Class C shares, respectively. These distributions are not reflected in the accompanying financial statements.

Keystone Tax Free Income Fund

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Tax Free Income Fund

We have audited the accompanying statement of assets and liabilities of Keystone Tax Free Income Fund (formerly Keystone America Tax Free Income
Fund), including the schedule of investments, as of November 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the eight-year period then ended and for the period from February 13, 1987 (commencement of operations) to November 30, 1987 for Class A shares and for each of the years in the two year period ended November 30, 1995 and the period from February 1, 1993 (date of initial public offering) to November 30, 1993 for Class B and Class C shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Tax Free Income Fund as of November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP
Boston, Massachusetts
January 5, 1996

TAX STATUS--Fiscal 1995 Distributions (Unaudited)

The per share distributions paid to you for fiscal 1995, whether taken in shares or cash, are as follows:

                 Income Dividends
-----------------------------------------------
               Tax-exempt    Taxable      Total
-----------------------------------------------
Class A          $0.52         $0.00      $0.52
Class B          $0.46         $0.00      $0.46
Class C          $0.46         $0.00      $0.46
===============================================

   In January 1996, we will send you complete information on distributions paid during the calendar year 1995 to assist you in completing your federal income tax return.

[BACK COVER]

                                KEYSTONE AMERICA
                                FAMILY OF FUNDS
                                   [diamond]
                      Capital Preservation and Income Fund
                           Government Securities Fund
                          Intermediate Term Bond Fund
                             Strategic Income Fund
                                World Bond Fund
                              Tax Free Income Fund
                        California Insured Tax Free Fund
                             Florida Tax Free Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                         New York Insured Tax Free Fund
                           Pennsylvania Tax Free Fund
                              Texas Tax Free Fund
                             Fund for Total Return
                           Global Opportunities Fund
                      Hartwell Emerging Growth Fund, Inc.
                              Hartwell Growth Fund
                                   Omega Fund
                              Fund of the Americas
                           Strategic Development Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.

[KEYSTONE INVESTMENTS LOGO]

P.O. Box 2121
Boston, Massachusetts 02106-2121

TFI-AR-1/96                                             ["Recycle" symbol]
7.8M

[FRONT COVER]

                                 K E Y S T O N E

                    [Mother and child beneath American flag]

                                    TAX FREE
                                   INCOME FUND


                                 [KEYSTONE LOGO]


                                  ANNUAL REPORT
                                NOVEMBER 30, 1995